UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 21, 2008

CHINA SKY ONE MEDICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-26059	87-0430322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1706, No. 30 Di Wang Building, Gan Shui Road, Nandang District, Harbin, People’s Republic of China 150001
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:		86-451-53994073 (China)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿶ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿶ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿶ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿶ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

Effective as of May 21, 2008, China Sky One Medical, Inc. (the “Company”) dismissed Sherb & Co., LLP as its independent registered public accounting firm. The decision to change accountants was approved by the Company’s Audit Committee and Board of Directors as of May 21, 2008.

Prior to the dismissal of Sherb & Co., LLP, the firm audited the Company’s financial statements for the year ended December 31, 2007 and reviewed the Company’s unaudited interim report for the fiscal quarter ended March 31, 2008. In connection with such audit and review, there were no disagreements with Sherb & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Sherb & Co., LLP, would have caused it to make reference to the matter in connection with its reports. In addition, there were no “reportable events” as that term is described in Item 304 of Regulation S-K.

The Company made the contents of this Current Report available to Sherb & Co., LLP and requested it to furnish a letter addressed to the SEC as to whether Sherb & Co., LLP agrees or disagrees with, or wishes to clarify our expression of, the Company’s views, or containing any additional information. A copy of Sherb & Co., LLP’s letter to the SEC is included as Exhibit 16.1 to this Current Report.

As of May 21, 2008, MSPC, Certified Public Accountants and Advisors LLP (“Moore Stephens”) was engaged as the Company’s new independent registered public accounting firm. During the Company’s two most recent fiscal years, and the subsequent interim periods through May 21, 2008 (the date of engagement of Moore Stephens), the Company did not consult Moore Stephens regarding either: (a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On May 28, 2008, China Sky One Medical, Inc. (the “Company”) distributed a press release announcing the change in auditors of the Company’s financial statements. A copy of this press release is furnished as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from Sherb & Co., LLP dated as of May 28, 2008.
99.1	Press Release dated as of May 28, 2008 relating to appointment of MSPC, Certified Public Accountants and Advisors LLP as the Company’s auditors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SKY ONE MEDICAL, INC.
(Registrant)

Date: May 28, 2008	By:	/s/ Liu Yan Qing
Liu Yan Qing
Chairman, Chief Executive Officer and President